EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Paramount Group, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

•

the Annual Report on Form 10-K for the year ended December 31, 2014 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 19, 2015		/s/ Albert Behler
	Name:	Albert Behler
	Title:	Chairman, Chief Executive Officer and President